U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K


                                     CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 11, 2007

                                       GAMEZNFLIX, INC
                    (Exact Name of Company as Specified in Its Charter)

          Nevada                    0-29113                    90-0224051
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                     Identification No.)

            1535 Blackjack Road, Franklin, Kentucky                42134
            (Address of Principal Executive Offices)             (Zip Code)

         Company's telephone number, including area code:  (270) 598-0385


             Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     Effective on December 14, Arthur De Joya resigned as chief financial officer of the Company.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE
IN FISCAL YEAR

     On December 11, 2007, the Company filed a Certificate of Amendment to Articles of Incorporation with the Nevada Secretary of State (see Exhibit 3). This amendment, a portion of which required stockholder approval under the Company's Articles of Incorporation, as amended, did the following:

(a)  Authorized 10,000,000 shares of preferred stock.

(b)  Authorized 100,000,000 shares of Series B common stock.

(c)  Decrease the authorized shares of common stock to 5,000,000,000.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-B.

                                       SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       GameZnFlix, Inc.



Dated: December 17, 2007               By: /s/ John Fleming
                                       John Fleming, CEO

                                  EXHIBIT INDEX

Number                            Description

3 Certificate of Amendment to Articles of Incorporation, dated December 10, 2007 (filed herewith).

                                   EX-3
         CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

                       Certificate of Amendment to
                        Articles of Incorporation
                       For Nevada Profit Corporation
     (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)


1.  Name of corporation: GameZnFlix, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article 3 is amended to read as follows:

The total number of shares of all classes which the Corporation shall have authority to issue is Five Billion One Hundred Ten Million (5,110,000,000), consisting of Five Billion (5,000,000,000) shares of common stock, par value of $0.001 per share, One Hundred Million (100,000,000) shares of Series B common stock, par value of $0.001 per share, and Ten Million (10,000,000) shares of preferred stock, par value of $0.001 per share.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 20,952,342 (61.39%)*

4.  Effective date of filing (optional):
_______________________________________________
(must not be later than 90 days after the certificate is filed)

5.  Officer Signature (required): /s/  John Fleming
    John Fleming, Chief Executive Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.